Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Gabriel Luca, Chief Executive Officer, and Michael Stunden, Chief Financial Officer of Project Romania Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Quarterly Report on Form 10-QSB of the Company for the quarter ended February 28, 2006 (the “Report”) fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/ L. Gabriel Luca

L. Gabriel Luca
Chief Executive Officer

April 10, 2006

/s/ R. Michael Stunden

R. Michael Stunden

Chief Financial Officer

April 10, 2006

A signed original of this written statement required by § 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.